Exhibit 10.28

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [****].

FOURTH AMENDMENT

TO

CONTRACT FOR SALE AND PURCHASE

This FOURTH AMENDMENT FOR SALE AND PURCHASE (this “Fourth Amendment”) dated effective December 1, 2021, is made by and between CRISP39 – 3 LLC, a Florida limited liability company, CRISP39 – 4 LLC, a Florida limited liability company, CRISP39 – 6 LLC, a Florida limited liability company, CRISP39 – 7 LLC, a Florida limited liability company, CRISP39 – 8 LLC, a Florida limited liability company, and LHC14 OLD DELAND LLC, a Delaware limited liability company (collectively, “Seller”), and TIMBERLINE ACQUISITION PARTNERS, LLC, a Texas limited liability company (“Buyer”).

RECITALS

A.Pursuant to that certain Contract for Sale and Purchase, dated effective as of June 23, 2021, between Buyer and Seller, and amended by that certain First Amendment to Contract for Sale and Purchase dated July 30, 2021, and as further amended by that certain Second Amendment to Contract for Sale and Purchase dated September 10, 2021, and as further amended by that certain Third Amendment to Contract for Sale and Purchase dated November 1, 2021 (as amended, the “Purchase Agreement”), Buyer agreed to purchase and Seller agreed to sell the Portfolio (as defined in the Purchase Agreement); and

B.Seller and Buyer now desire to amend the Purchase Agreement to include as if originally therein set forth, the terms and conditions set forth in this Fourth Amendment;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer do hereby agree as follows:

1.Capitalized Terms. Capitalized terms used but not defined in this Fourth Amendment shall have their respective meanings as set forth in the Purchase Agreement.
2.Exhibit B.  Seller and Buyer hereby agree that the Third Party Contracts attached hereto as Exhibit “B” are hereby added as Third Party Contracts to the Purchase Agreement.
3.Additional Purchase Contracts. Seller and Buyer hereby agree that Section 27 of the Purchase Agreement is hereby deleted in its entirety and shall have no further force or effect.
4.Definition of Property.  Seller and Buyer agree that [****] shall no longer be considered a Property or a portion of the Portfolio, and any reference to [****] in the Purchase

Agreement shall be deleted in its entirety.  Furthermore, the reference to “1,589 acres” in Section 1(a) of the Purchase Contract is hereby replaced with “725 acres”.

31047640v.4

5.Purchase Price.  Seller and Buyer agree that the definition of “Purchase Price” in the Purchase Agreement is hereby revised to “Fifty-Nine Million, Four Hundred Sixteen Thousand and NO/100 Dollars ($59,416,000.00)”.
6.Deposit.  The parties acknowledge that on the Closing Date through a separate transaction, [****], an affiliate of Purchaser, is purchasing [****] from Seller [****].  In connection with the [****], Seller and Buyer agree that [****] of the Deposit be transferred by the Escrow Agent to constitute the “Deposit” for the [****], whereby the remaining amount of the Deposit under the Purchase Agreement shall be [****].
7.Exhibit C.  Seller and Buyer hereby agree that Exhibit C to the Purchase Agreement is hereby replaced with the Exhibit “C” attached hereto.
8.[****].
9.[****].
10.Incorporation by Reference. This Fourth Amendment is deemed part of the Purchase Agreement, including and subject to all of its provisions incorporated by reference as if herein set forth.
11. Counterparts.  This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
12.Miscellaneous. This Fourth Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as modified herein, all terms and conditions of the Purchase Agreement are hereby ratified and confirmed by Buyer and Seller and are in full force and effect. In the event of any conflict between the terms and conditions of the Purchase Agreement and this Fourth Amendment, this Fourth Amendment shall govern.

[SIGNATURE PAGES FOLLOWS]

2

IN WITNESS WHEREOF, the parties shave caused this Fourth Amendment to be duly executed to be effective as of the Effective Date.

“SELLER”

CRISP39 - 3 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By: CTO TRS Crisp39 LLC,

a Delaware limited liability company,

its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ Steven R. Greathouse

Name: Steven R. Greathouse

Title: Chief Investment Officer

Date: 12-10-2021

[Signature Page to Fourth Amendment to Contract for Sale and Purchase]

CRISP39 - 4 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By: CTO TRS Crisp39 LLC,

a Delaware limited liability company,

its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ Steven R. Greathouse

Name: Steven R. Greathouse

Title: Chief Investment Officer

Date: 12-10-2021

CRISP39 - 6 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By: CTO TRS Crisp39 LLC,

a Delaware limited liability company,

its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ Steven R. Greathouse

Name: Steven R. Greathouse

Title: Chief Investment Officer

Date: 12-10-2021

[Signature Page to Fourth Amendment to Contract for Sale and Purchase]

CRISP39 - 7 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By: CTO TRS Crisp39 LLC,

a Delaware limited liability company,

its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ Steven R. Greathouse

Name: Steven R. Greathouse

Title: Chief Investment Officer

Date: 12-10-2021

CRISP39 - 8 LLC,

a Florida limited liability company

By:Crisp39 SPV LLC,

a Florida limited liability company,

its sole member

By: CTO TRS Crisp39 LLC,

a Delaware limited liability company,

its Manager

By:CTO Realty Growth, Inc. (f/k/a Consolidated-Tomoka Land Co.),

a Maryland corporation,

its sole member

By: /s/ Steven R. Greathouse

Name: Steven R. Greathouse

Title: Chief Investment Officer

Date: 12-10-2021

[Signature Page to Fourth Amendment to Contract for Sale and Purchase]

“BUYER”
TIMBERLINE ACQUISITION PARTNERS, LLC, a Texas limited liability company [****] Date: 12/10/21

[Signature Page to Fourth Amendment to Contract for Sale and Purchase]

“LHC14”
LHC14 OLD DELAND LLC, a Delaware limited liability company By: /s/ Steven R. Greathouse Its: Chief Investment Officer Date: 12-10-2021

[Signature Page to Fourth Amendment to Contract for Sale and Purchase]

EXHIBIT B

Additional Third Party Contracts

[****]

Exhibit B

EXHIBIT C

Allocated Sales Prices

[****]

Exhibit C